WKB Beteiligungsgesellschaft mbH
Koesterstrasse 1a, 47053
Duisburg, Germany

August 23, 2006

Crystalwood Holdings Ltd.
PO Box N-3015
Goodman’s Bay Corp. Centre
West Bay Street
Nassau, Bahamas

GA Computer Sciences Inc.
349-6540 East Hastings Street
Burnaby, BC
Canada V5B 4Z5

Vitavea AG
Pascalstrasse 5, D-47506
Neukirchen-Vluyn, Germany

Peter J. Hoyle and Lina Zhou
349-6540 East Hastings Street
Burnaby, BC
Canada V5B 4Z5
Dear Sirs and Mesdames:

RE:	SALE OF VITAVEA AG to GA Computer Sciences Inc.
- Extension of date for payment of non-refundable deposit

Please take notice that we have agreed to extend the date by which GA Computer Sciences Inc. is required to pay us a non-refundable deposit of EUR 300,000 (the “Deposit”) pursuant to Section 2.4 of the Share Purchase Agreement dated for reference as of July 31, 2006 amongst us and each of you. We have agreed to extend the date by which the Deposit must be paid from August 15, 2006 to September 15, 2006.

Yours truly,

WKB Beteiligungsgesellschaft mbH

/s/ Walter Krahl
____________________________
By its Managing Director,
Walter Krahl